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                                                                  EXHIBIT 3.2
                        INCORPORATED UNDER THE LAWS OF


NUMBER                              NEVADA                             SHARES

                                   CVF CORP.

                            Series A Preferred Stock

This certifies that                                          is the owner of
                      shares of $.001 Par Value each of the Capital Stock of

                                   CVF Corp.

transferable only on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this Certificate properly endorsed.

In Witness Whereof, the said Corporation has caused this Certificate to be signed by its duly authorized officers and to be sealed with the Seal of the Corporation

this                                    day of          AD   19


                                        /s/ L. Dee Hall
                                        --------------------------
                                        L. Dee Hall, President

                          SHARES                  EACH

                                     $.001
                                   Par Value


                                  CERTIFICATE

                              NUMBER

                        For                       Shares

                                   Issued to

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--------------------------------------------------------------------------------

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                           Dated                 19

                             FROM WHOM TRANSFERRED

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                           Dated                 19

NO. ORIGINAL                    NO. ORIGINAL                    NO. OF SHARES
CERTIFICATE                        SHARES                        TRANSFERRED


Received CERTIFICATE NO.

                        For                       Shares

                        this        day of        19

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                                  CERTIFICATE

                                      FOR

                                     SHARES

                                     OF THE

                                 CAPITAL STOCK





                                   ISSUED TO


                                     DATED


For Value Received,                          hereby sell, assign and transfer
unto
                                                                        Shares
of the Capital Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint to transfer the said Stock on the books of the within named Corporation with full power of substitution in the premises.

Dated                            19

In presence of

                    NOTICE: THE SIGNATURE OF THIS ASSIGNMENT
               MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE
              FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT
               ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.